UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 11, 2020

INNERSCOPE HEARING TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-209341	46-3096516
(Commission File Number)	(IRS Employer Identification No.)

2151 Professional Drive, 2nd Floor Roseville, CA	95661
(Address of principal executive offices)	(Zip code)

(916) 218-4100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required, the information included in Items 5.03 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2020, InnerScope Hearing Technologies, Inc. (the “Company”) filed a Certificate of Withdrawal of Certificate of Designation (the “Certificate of Withdrawal”) for the Company’s Series A Preferred Stock, pursuant to which the prior designation of the Company’s Series A Stock was cancelled.

On February 12, 2020, the Company filed an Amended and Restated Certificate of Designation with the State of Nevada of the Company’s Series B Preferred Stock (the “Preferred Stock”). The voting rights and conversion rights associated with the Preferred Stock were amended whereby each share of Preferred Stock shall entitle the holder thereof to have voting rights equal to four times the sum of all the number of shares of other classes of Company capital stock eligible to vote on all matters submitted to a vote of the stockholders of the Company, divided by the number of shares of Preferred Stock issued and outstanding at the time of voting.

On February 12, 2020, the Company filed a Certificate of Designation for the Series C Preferred Stock (the “Series C COD”) with the Secretary of State of Nevada. The Series C COD designates 10,000,000 shares of the Company’s authorized preferred stock as Series C Preferred Stock. The price of each share of Series C Preferred Stock shall be set by the Board of Directors. Each share of Series C Preferred Stock shall be convertible, at any time at the sole election of the holder, into the number of shares of the Common Stock that are equal to 300% of the price paid for a share of Series C Preferred Stock, divided by the Market Price of the Common Stock, as that term is defined in the Series C COD.

On February 12, 2020, the Company filed a Certificate of Designation for the Series D Preferred Stock (the “Series D COD”) with the Secretary of State of Nevada. The Series D COD designates 5,000,000 shares of the Company’s authorized preferred stock as Series D Preferred Stock. The price of each share of Series D Preferred Stock shall be set by the Board of Directors. Each share of Series D Preferred Stock shall be convertible, at any time at the sole election of the holder, into the number of shares of the Common Stock that are equal to 200% of the price paid for a share of Series D Preferred Stock, divided by the Market Price of the Common Stock, as that term is defined in the Series D COD.

On February 12, 2020, the Company filed a Certificate of Designation for Series E, F and G Preferred Stock (the Series E, F and G COD”) with the Secretary of State of Nevada. Each Company has designated 250,000 shares for each Series. Shares of each Series of the E, F and G Preferred Stock may only be issued to the former shareholders of one corporation, limited liability company or other company or business entity that is being acquired by the Corporation (the “Acquired Company”), or to other persons or entities specifically listed in the agreement to acquire the Acquired Company which is the subject of each of the Series E, F and G Preferred Series, which agreement(s) shall have been ratified by a majority of the Board of Directors (“Acquisition Agreement”). The price of each share of Series E, F and G Preferred Stock shall be set, and can be changed, by the Board of Directors through ratification of the Acquisition Agreement. Shares of Series E, F and G Preferred Stock shall have conversion rights as delineated by the terms of their respective Acquisition Agreement.

(a)	For all matters involving the corporate structure or disposition of the Acquired Company, the voting rights are as follows:

i.       If at least one share of Series of Preferred Stock issued in the Acquisition Agreement is issued and outstanding, then the total aggregate issued shares of that Series Preferred Stock at any given time, regardless of their number, shall have voting rights equal to eighty percent (80%) of the voting rights of the entire Corporation.

ii.       Each share of that Series Preferred Stock which is issued and outstanding shall have the voting rights equal to eighty percent (80%) of the voting rights of the entire Corporation, divided by the number of shares of that Series Preferred Stock issued and outstanding at the time of voting.

(b) For all matters not involving the corporate structure or disposition of the Acquired Company, the voting rights are as follows:

i.       For matters in which Nevada law requires that the shares of this Series have the right to vote, each share of that Series Preferred Stock shall have one (1) vote.

ii.       For all other matters in which shares of that Series Preferred Stock are legally permitted, but not required, to vote, the shares of that Series Preferred Stock shall have no voting rights.

The foregoing descriptions of the Certificate of Withdrawal of Series A Preferred Stock, the rights and preferences of the Amended and Restated Series B Preferred Stock and the Certificates of Designation for the Series C, D, E, F and G, are qualified in their entirety by the full text of the Certificate of Withdrawal, the Certificate of Amendment to Designation and the Certificates of Designation which are filed as Exhibits 3.1, 3.2, 3.3, 3.4, 3.5, 3.6, and 3.7 respectively, to, and incorporated by reference in, this report.

Item 9.01	Financial Statements and Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this report:

Exhibit No.	Description

3.1	Certificate of Withdrawal of Series A Preferred Stock
3.2	Amended and Restated Certificate of Designation of Series B Preferred Stock.
3.3	Certificate of Designation of Series C Preferred Stock
3.4	Certificate of Designation of Series D Preferred Stock
3.5	Certificate of Designation of Series E Preferred Stock
3.6	Certificate of Designation of Series F Preferred Stock
3.7	Certificate of Designation of Series G Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Innerscope hearing technologies, inc.

Date: February 19, 2020	By:	/s/ Matthew Moore
Matthew Moore
Chief Executive Officer